SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 17, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-16619                73-1612389
   ------------------------    ------------------------    -------------------
   (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                           Identification No.)



                Kerr-McGee Center
             Oklahoma City, Oklahoma                     73125
    ----------------------------------------           ----------
    (Address of principal executive offices)           (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 5.   Other Events
               On April 17, 2002, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on Wednesday, April 24, 2002, at 11:00 a.m. (EDT), to discuss its first-quarter 2002 financial and operating results, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

           99.1   Press Release dated April 17, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KERR-MCGEE CORPORATION


                                    By:     (J. Michael Rauh)
                                            -----------------------------
                                            J. Michael Rauh
                                            Vice President and Controller

Dated: April 19, 2002